FOURTH AMENDMENT TO THE
                      RJR NABISCO, INC.
           SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


   WHEREAS, RJR Nabisco, Inc. has in effect the RJR Nabisco,
Inc. Supplemental Executive Retirement Plan ("Plan"); and


   WHEREAS, in accordance with resolutions authorized by the
RJR Employee Benefits Committee on April 20, 1993,
                                   ---------
this Amendment has been authorized and adopted; and


   WHEREAS, the Compensation Committee on August 9, 1989 delegated the authority to amend employee plans to the RJR
Employee Benefits committee; and


   WHEREAS, the amendments herein do not violate the prohibitions of section 11(g) of the Plan;

   NOW, THEREFORE, the Plan is hereby amended January 1,
1991, unless otherwise specified herein, as follows:

                             1.

   Effective January 1, 1993, Section 2.3 of the Plan is hereby amended in its entirety to read as follows:

   "2.3.  Final Average Compensation means the Participating
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Executive's average annual compensation determined in the
same manner as "final Average Earnings" is determined under the Retirement Plan for Employees of RJR Nabisco, Inc.; except that the limitations of Internal Revenue Code Section 401(a)(17) shall not be imposed."

                             2.

   Section 2.8 of the Plan is hereby amended by replacing the reference therein to "the Organization, Compensation and Nominating Committee" with "the Compensation Committee."

                             3.

   Section 2.14 of the Plan is hereby amended to read as follows:

        "2.14 Participating Company means Nabisco, Inc.,
              ---------------------
   Nabisco International, Inc., R. J. Reynolds Tobacco
   Company, R. J. Reynolds Tobacco International, Inc., and any other Affiliated Company which is designated by the Chief Executive Officer as a Participating Company in this Plan."

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                             4.

   Section 2.19 of the Plan is hereby amended to correct the reference in the last sentence thereof from "Final Average
Coverage Compensation" to "Final Average Covered
Compensation."

                             5.

   Effective April 1, 1991, Section 3(a) is hereby amended by changing the reference therein from "salary grade 23 or higher" to "salary level D or higher."

                             6.

   Section 5 of the Plan is hereby amended by clarifying the reference to "Section 4" in the first sentence thereof so that it reads "Section 4(a), (b), or (c)."

                             7.

   Section 6 of the Plan is hereby amended by changing the first sentence thereof to read as follows:

        "A Participating Executive whose retirement is postponed beyond his Normal Retirement Age with the written consent of the Chief Executive Officer (or in the case of the Chief Executive Officer, the Committee), may not commence to receive an Executive Plan Benefit until the first day of the month next following his actual retirement date."

                      END OF AMENDMENT